UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

DC 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 12, 2021
Orchid Island Capital, Inc.
(Exact Name of Registrant as Specified in Charter)
Maryland
001-35236
27-3269228
(State or Other Jurisdiction of
Incorporation)
(Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions:
☐

Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class:
Trading symbol:

Name of each exchange

on which registered:
Common Stock, par value $0.01 per share
ORC
NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.

☐

Item 2.02.

Results of Operations and Financial Condition
On October 12, 2021, Orchid Island Capital, Inc. (the “Company”)

announced its estimated book value of $4.77 per share as
of September 30, 2021, certain details of its RMBS portfolio as of September 30,

2021, and estimated GAAP net income per
share of $0.20, including an estimated $0.02 per share of net realized and unrealized losses, for the quarter ended September
30, 2021.

These figures and the estimated book value per share and estimated GAAP net income per share are preliminary,
subject to change, and subject to review by the Company’s

independent registered public accounting firm. A copy of the
Company’s press release announcing

the dividend and the other information regarding the Company is attached hereto as
Exhibit 99.1 and incorporated herein by reference.
Item 8.01.

Other Events.
On October 12, 2021, the Company announced that

the Board of Directors of the Company declared

a dividend for the month
of October 2021

of $0.065 per

share of the

Company’s common

stock to be paid

on November 26,

2021 to holders

of record
on October 29, 2021, with an ex-dividend date of October

28, 2021. In addition, the Company announced certain details of its
RMBS

portfolio

as

of

September

30,

2021

as

well

as

certain

other

information

regarding

the

Company.

A

copy

of

the
Company’s

press

release

announcing

the

dividend

and

the

other

information

regarding

the

Company

is

attached

hereto

as
Exhibit 99.1 and incorporated herein by this reference.
Caution About Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation
Reform

Act

of

1995

and

other

federal

securities

laws,

including,

but

not

limited

to,

statements

about

the

Company’s
distributions

and

expected

funding

of

purchased

assets.

These

forward-looking

statements

are

based

upon

the

Company’s
present expectations, but the Company cannot assure investors that actual results will not vary from the expectations contained
in

the

forward-looking

statements.

Investors

should

not

place undue

reliance

upon

forward

looking

statements.

For

further
discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company's

Annual Report
on Form 10-K for the

fiscal year ended December 31, 2020.

All forward-looking statements speak only as

of the date on which
they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or

how they may affect
the Company. Except as required by law, the Company is

not obligated to, and

does not intend to,

update or revise any

forward-
looking statements, whether as a result of new information, future events or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibits
Exhibit No. Description
99.1
Press Release dated October 12, 2021
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
Date: October 12, 2021

ORCHID ISLAND CAPITAL,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer